President

Section 906 Certification under Sarbanes Oxley Act

I, Michael G. Clark, certify that:

1.

I have reviewed this report, filed on behalf of Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Davidson Cash Equivalent Shares), Government & Agency Securities Portfolio and Money Market Portfolio (Davidson Cash Equivalent Plus Shares), a series of Cash Account Trust, on Form N-CSRS;

2.

Based on my knowledge and pursuant to 18 U.S.C. § 1350, the periodic report on Form N-CSRS (the “Report”) fully complies with the requirements of § 13 (a) or §15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 29, 2008	/s/Michael G. Clark
Michael G. Clark
President

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Davidson Cash Equivalent Shares), Government & Agency Securities Portfolio and Money Market Portfolio (Davidson Cash Equivalent Plus Shares), a series of Cash Account Trust

Chief Financial Officer and Treasurer

Section 906 Certification under Sarbanes Oxley Act

I, Paul Schubert, certify that:

1.

I have reviewed this report, filed on behalf of Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Davidson Cash Equivalent Shares), Government & Agency Securities Portfolio and Money Market Portfolio (Davidson Cash Equivalent Plus Shares), a series of Cash Account Trust, on Form N-CSRS;

2.

Based on my knowledge and pursuant to 18 U.S.C. § 1350, the periodic report on Form N-CSRS (the “Report”) fully complies with the requirements of § 13 (a) or § 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 29, 2008	/s/Paul Schubert
Paul Schubert
Chief Financial Officer and Treasurer

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Davidson Cash Equivalent Shares), Government & Agency Securities Portfolio and Money Market Portfolio (Davidson Cash Equivalent Plus Shares), a series of Cash Account Trust